Exhibit 10.12(d)
ASSIGNMENT OF YACHT CLUB DOCKAGE
AGREEMENT AND LICENSE AGREEMENT
     WHEREAS, Alpha Gulf Coast, Inc., a Delaware corporation (“Seller”) and Greenville Casino Partners, LP, a Mississippi limited partnership (“Purchaser”), have entered into an Asset Purchase Agreement dated December 17, 1997, (the “Agreement”); and
     WHEREAS, pursuant to the Agreement, purchaser has agreed to assume and perform in accordance with its terms that certain Dockage Agreement dated December 29, 1992, between the Greenville Yacht Club, a Mississippi Corporation, and the Cotton Club of Greenville, Inc. a Mississippi Corporation, as amended by Letter Agreement dated December 29, 1992, and amended by an Agreement dated April 2, 1993, and amended by a Second Amendment to Dockage Agreement dated July 27, 1995, a memorandum of which is filed in Book 1983, Page 649, of the Washington County, Mississippi land records, and by a Third Amendment to Dockage Agreement dated December 22, 1997 (the “Dockage Agreement”) and which was assigned by the Cotton Club of Greenville, Inc., to Alpha Gulf Coast, Inc., a Delaware corporation, by an Assignment effective November 17, 1995, with actual execution on December 11, 1997, and that certain License Agreement dated March 1, 1994, between the Greenville Yacht Club and DRL, Inc., and the Cotton Club of Greenville, Inc., a true and correct copy of which has been delivered to Purchaser (the “License Agreement”) which was subsequently assigned by the Cotton Club of Greenville, Inc., to Alpha Gulf Coast, Inc., by an

Assignment effective November 17, 1995, with actual execution on December 11, 1997;
     NOW, THEREFORE, FOR AND IN consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Seller does hereby sell, convey, assign, transfer and deliver to Buyer all of Seller’s rights in, to and under the Dockage Agreement and License Agreement (The Dockage Agreement and License Agreement are hereinafter referred to as the (“Agreements”), which are incorporated herein by reference.
     Provided further this assignment is made subject to the terms and conditions of the Asset Purchase Agreement, including the representations and warranties contained in the Asset Purchase Agreement.
     Purchaser assumes and agrees to perform, pay and discharge and indemnify and hold Seller harmless from the liabilities and obligations of Seller arising or to be performed from and after the Closing Date (as that phrase is defined in the Asset Purchase Agreement) under the assigned Agreements.
     This assignment and assumption of the assigned Agreements shall bind and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.
     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by the duly authorized representatives as of this, the 2 day of March, 1998.

ALPHA GULF COAST, INC., a Delaware Corporation

By:	/s/ [ILLEGIBLE]
Its:	CFO

GREENVILLE CASINO PARTNERS, L.P. a Mississippi Limited Partnership

By:	GREENVILLE CP, INC.,
Its General Partner

By:	/s/ [ILLEGIBLE]
Its:	PRESIDENT
STATE OF NEW YORK
COUNTY OF NEW YORK
     PERSONALLY appeared before me, the undersigned authority in and for the jurisdiction aforesaid, the within named James A. Cutler, the CFO of ALPHA GULF COAST, INC., a Delaware corporation, who acknowledged that he signed and delivered the above and foregoing instrument on the day and year therein mentioned, on behalf of said corporation, after being authorized to do so.

     GIVEN under my hand and official seal this, the 2nd day of March, 1998.

/s/ Lila E. Gaston
Notary Public

My Commission Expires: 8/29/99
LILA E. GASTON
Notary Public, State of New York
No. 4879857
Qualified in New York County
Commission Expires 8/29/99
STATE OF NEW YORK
COUNTY OF NEW YORK
     PERSONALLY appeared before me, the undersigned authority in and for the jurisdiction aforesaid, the within named John R O’Donnell, the President of GREENVILLE CP, INC., a Delaware corporation, who acknowledged that he signed and delivered the above and foregoing instrument on the day and year therein mentioned, on behalf of said corporation, as its act and deed as the General Partner of GREENVILLE CASINO PARTNERS, L.P., a Mississippi Limited Partnership, having been duly authorized to do so.

     GIVEN under my hand and official seal this, the 2nd day of March, 1998.

/s/ Lila E. Gaston
Notary Public

My Commission Expires: 8/29/99
LILA E. GASTON
Notary Public, State of New York
No.4879857
Qualified in New York County
Commission Expires 8/29/99

4